UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 16, 2007
                                                   ----------------------------


                          TRIMBLE NAVIGATION LIMITED
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            (Exact name of registrant as specified in its charter)

      California                   0-18645                     94-2802191
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(State or other jurisdiction    (Commission                  (IRS Employer
    of incorporation)           File Number)               Identification No.)

           935 Stewart Drive
             Sunnyvale, CA                                       94085
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code        (408) 481-8000
                                                   ----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Trimble Navigation Limited on February 23, 2007, to include the historical financial statements of @Road, Inc. ("@Road"), the business acquired, and the unaudited pro forma combined financial information required pursuant to Article 11 of Regulation S-X.


ITEM 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Business Being Acquired.

     The audited consolidated financial statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 for @Road are filed as Exhibit 99.01 to this report and are incorporated herein by reference.

(b)  Pro Forma Combined Financial Information.

     The unaudited pro forma condensed combined financial information as of and for the twelve months ended December 31, 2006 is furnished as Exhibit
99.02 to this report and is incorporated herein by reference.

(d) Exhibits.

Exhibit
Number          Description

23.01           Consent of Independent Auditors of @Road, Inc.

99.01 Audited consolidated financial statements of @Road, Inc. as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006.

99.02 Unaudited pro forma condensed combined financial statements as of and for the twelve months ended December 29, 2006.


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


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              TRIMBLE NAVIGATION LIMITED


                                              By: /s/ Irwin Kwatek
                                                  -----------------------------
                                                  Name:   Irwin Kwatek
                                                  Title:  Vice President

Date: April 30, 2007


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


                                 EXHIBIT INDEX


Exhibit No.     Description

23.01           Consent of Independent Auditors of @Road, Inc.

99.01 Audited consolidated financial statements of @Road, Inc. as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006.

99.02 Unaudited pro forma condensed combined financial statements as of and for the twelve months ended December 29, 2006.


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